THIS WARRANT AND ANY  SECURITIES  ACQUIRED  UPON THE EXERCISE OF
                THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS TEL-SAVE HOLDINGS, INC. RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM ANY REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THE WARRANT ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE WARRANTHOLDER AND STOCKHOLDERS AGREEMENT AND THE VOTING TRUST AGREEMENT, EACH DATED AS OF FEBRUARY 22, 1997.


                       NONTRANSFERABLE WARRANT TO PURCHASE

                                 COMMON STOCK OF

                             TEL-SAVE HOLDINGS, INC.


Date of Grant:  As of February 22, 1997.

Void after 5:00 PM.  Eastern Standard Time on
                     February 22, 2002


No. W-AOL-1

           FOR VALUE RECEIVED, Tel-Save Holdings, Inc., a Delaware corporation (together with its successors and assigns, the "Company") hereby certifies and agrees that America Online, Inc., a Delaware corporation ("AOL" and, in its capacity as the holder of this Warrant ("this Warrant"), together with its permitted successors and assigns, the "Holder"), with its principal address at 22000 AOL Way, Dulles, Virginia 20166-9323, is entitled, subject to the terms, conditions and adjustments hereof, to receive, in one or more exercises of this Warrant, from time to time, from the Company such number of shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") as is determined under Paragraph 1 hereof, during the period commencing at 9:00 AM, Eastern Standard Time on the date hereof (the "Commencement Date") and ending at 5:00 PM. Eastern Standard Time on the fifth anniversary of the date hereof (such time on such date, the

"Termination Date") and at such respective times and for such numbers of Warrant Shares (as defined below) as are set forth in Paragraph 1 at an exercise price per share (the "Exercise Price") of U.S. $15.50. The number of shares of Common Stock issuable upon exercise of this Warrant, the number of shares vested and the exercise price per share shall be subject to further adjustment from time to time upon the occurrence of certain events as set forth below. This Warrant is one of the "Warrants" referenced in, and issued in conjunction with, the Telecommunications Marketing Agreement, dated as of the date hereof (the "Marketing Agreement"), among the Company, Tel-Save, Inc. ("TS"), a Pennsylvania corporation and wholly owned subsidiary of the Company and AOL.

           The shares of Common Stock or any other shares or other units of stock or other securities or property or any combination thereof receivable upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to herein as the "Exercise Shares."

           Anything else herein to the contrary notwithstanding, if the "Effective Date" (as such term is defined in the Marketing Agreement) shall not have occurred by March 6, 1997, this Warrant shall automatically expire and shall be of no further force or effect.


1.         Exercise of Warrant; Issuance of Exercise Shares.
           ------------------------------------------------

           (a) Exercise of Warrant. This Warrant may be exercised as to the then
               -------------------
remaining Warrant Shares that have vested as provided herein by the Holder in whole or in part from time to time on or after the Commencement Date and until and including the Termination Date as provided below. For purposes of this Warrant, "Warrant Shares" shall mean 5,000,000 shares of Common Stock (subject to adjustment as provided in Paragraph 6 hereof and to successive reduction upon any exercise of this Warrant as provided below in this clause (a)), (i) 2,500,000 of which Warrant Shares are deemed for all purposes hereof to have vested on the earlier of (a) the Commercial Launch Date (as such term is defined in the Marketing Agreement) and (b) the first anniversary of the date hereof and
(ii) the remaining 2,500,000 of which Warrant Shares will be deemed for all purposes hereof to have vested as of the first anniversary of the date hereof if the Marketing Agreement shall not have been terminated on or before such date.

Notwithstanding the previous sentence, all such Warrant Shares shall rest upon a "change in control" of Holdings. For purposes of this paragraph (a), "change of control" shall be deemed to have occurred upon the happening of any of the following events:

                    (1) A person other than Dan Borislow or Gary McCulla is elected by the Board of Directors of the Company to serve as the Company's principal executive officer;

                    (2) During any period of twelve consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new or replacement directors whose election by the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

                    (3) Within any period of twelve consecutive months, any "person" or "group" (each as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), who or which was not an "Affiliate" (as defined in the Exchange Act) of the Company at the beginning of such period, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of all classes of voting stock of the Company; or

                    (4) Any merger, consolidation, sale of all or substantially all of the assets of the Company or stock acquisition.

           Following the Termination Date, in the absence of the exercise hereof, the Holder shall have no rights herein to acquire any Exercise Shares and this Warrant shall lapse as to such rights. This Warrant may be exercised on any business day by delivering to the Company at its principal office, presently located at the address of the Company set forth in Paragraph 9 hereof (or such other office of the Company as shall theretofore have been designated by the Company by written notice to the Holder), together with: (i) a completed and executed irrevocable Notice of Warrant Exercise in the form set forth in Appendix A hereto and made a part hereof, specifying therein the number of

Warrant Shares (which shall not exceed the number thereof then remaining as to which this Warrant is then exercisable and as to which no Notice of Warrant Exercise has previously been given) with respect to which the Holder is then exercising its rights hereunder, and (ii) subject, as indicated below, to the consent or election of the Company, within two (2) business days after receipt by the Company of such Notice of Warrant, delivery to the Company of the full Exercise Price as follows:

           (A) if the Company shall not have elected that such exercise shall be a "net issuance exercise" as provided in clause (C) of this Paragraph, payment of the full Exercise Price therefor in immediately available funds, in which case the Company, pursuant to such Notice of Warrant Exercise from Holder (duly completed, and in accordance with Subparagraph 1(c)), shall, upon receipt of this Warrant and the original executed copy of such Notice of Warrant Exercise and payment of such Exercise Price, issue, and deliver a certificate evidencing, such number of Exercise Shares as to which this Warrant shall have been exercised; or

           (B) if the Company shall not have elected that such exercise shall be a "net issuance exercise" as provided in clause (C) of this Paragraph, through arrangements with a brokerage firm under which such brokerage firm, on behalf of the Holder, shall pay the Company the Exercise Price and the Company, pursuant to an irrevocable notice from the Holder (the form of which shall be satisfactory to the Company), shall promptly deliver the Exercise Shares being purchased to such firm; and

           (C) if the Company shall, upon receipt of a Notice of Warrant Exercise from the Holder as to Warrant Shares and in its sole discretion, so elect, the Company may deliver a certificate evidencing such number of Exercise Shares as shall equal the quotient of (x) the product of (1) the difference between the Current Market Price (as defined in Subparagraph 6(e)) on the date of delivery of such Notice of Warrant Exercise and the then Exercise Price, multiplied by (2) the number of Warrant Shares specified in such Notice of Warrant Exercise as to which this warrant is to be exercised, divided by (y) the Current Market Price on the date of delivery of such Notice of Warrant Exercise (a "net issuance exercise"), in which event no payment in cash of the Exercise Price in respect of the Warrant Shares as to which such "net issuance exercise" applies need be made.

           Upon such exercise pursuant to a Notice of Warrant Exercise and issuance of such Exercise Shares, the number of Warrant Shares automatically shall be reduced by the number of Warrant Shares as to which this Warrant is to be exercised specified in such Notice of Warrant Exercise.

           In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Company shall issue a new Warrant of like tenor evidencing the rights of the Holder thereof with respect to the balance of the Warrant Shares under the Warrant so surrendered.

           No adjustments shall be made for any cash dividends on Exercise Shares issuable upon exercise of this Warrant.

           (b) Issuance of Exercise  Shares;  Delivery of Warrant  Certificates.
               ----------------------------------------------------------------
The Company at its expense shall, as soon as practicable and in any event within three (3) business days, after the exercise of this Warrant, issue in the name of the Holder (or such other person or persons, if any, as specifically permitted under the terms hereof and as the Holder shall have designated in the Notice of Warrant Exercise) one or more certificates representing the Exercise Shares to which the Holder (or such other persons or persons) shall be entitled upon such exercise under the terms hereof. Such certificate or certificates shall be deemed to have been issued and the Holder (or such other person or persons so permitted and designated) shall be deemed to have become the record holder of the Exercise Shares as of the date of the due exercise of this Warrant (including payment of the Exercise Price therefor).

           (c) Exercise Shares Fully Paid and Non-assessable. The Company agrees
               ---------------------------------------------
and covenants that all Exercise Shares issued or delivered upon the due exercise (including payment of the Exercise Price therefor) of this Warrant will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes (other than those taxes that, pursuant to Paragraph 2 hereof, the Company shall not be obligated to pay), liens, charges and security interests created by or in favor of the Company with respect to the issuance thereof (other than the limitations on such Exercise Shares imposed by applicable securities laws and limitations expressly included in this Warrant).

           (d)  Fractional  Shares.  The Company  shall not be required to issue
                ------------------
fractional shares of capital stock upon the exercise of this Warrant or to deliver certificates that evidence fractional shares of capital stock. In the event that any fraction of an Exercise Share would, except for the provisions of this Subparagraph (d), be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the Current Market Price of the Exercise Share.


2.         Payment of Taxes.  The Company will pay all documentary  stamp taxes,
           ----------------
original issue or similar taxes if any, attributable to the issuance of Exercise Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer of this Warrant or any transfer involved in the issue of any Warrant Certificates or any certificates for Exercise Shares in a name other than that of the Holder of this Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax required to be withheld or shall have established to the reasonable satisfaction of the Company that such tax has been paid.


3.         Mutilated  or  Missing  Warrant.   In  case  this  Warrant  shall  be
           -------------------------------
mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of, this Warrant, if mutilated, or in lieu of and in substitution for this Warrant if lost, stolen or destroyed, a new Warrant of like tenor and in the same aggregate denomination (but reflecting the number of Warrant Shares as to which this Warrant was then exercisable), but only (i) in the case of loss, theft or destruction, upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant and, in the case of AOL as the Holder, AOL's indemnity, and, in the case of any other Person as the holder, indemnity or bond, if requested, in each case also reasonably satisfactory to the Company, and (ii) in the case of mutilation, upon surrender of this

Warrant. The applicant for such substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.


4.         Rights of  Holder.  The  Holder  shall  not,  by  virtue of  anything
           -----------------
contained in this Warrant or otherwise, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including, without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter.


5.         Notices  of  Corporate  Action.  In the  event of a  proposal  by the
           ------------------------------
Company (or of which the Company shall have knowledge) for:

                    (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                    (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any statutory exchange, consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

                    (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will deliver to the Holder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, statutory exchange, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, statutory exchange, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall with respect to Subparagraphs (a) and (b) hereof, be furnished at least 20 days prior to the date therein specified and, with respect to Subparagraph (c) hereof, be furnished promptly upon the commencement of any event described therein.


6.         Adjustment of Exercise Price, Warrant Shares and Exercise Shares. The
           ----------------------------------------------------------------
Exercise Price, the number of Warrant Shares and the kind of Exercise Shares issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events after the date hereof as hereinafter provided. The Exercise Price in effect at any time, the number of Warrant Shares and the kind of securities issuable upon exercise of this Warrant shall be subject to adjustment as follows:

           (a) If the Company shall after the date hereof pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or classify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionally adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares that, if this Warrant had been exercised by such Holder immediately prior to such date, such Holder would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Company declares a 2-for-1 stock dividend or stock split and the Exercise Price immediately prior to such event was $5.00 per share, the adjusted Exercise Price immediately after such event would be $2.50 per share. Such adjustment shall be made successively whenever any event listed above shall occur.

           (b) In case the Company shall after the date hereof issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (or having a conversion price per share) less than the Current Market Price of the Common Stock (as defined in Subparagraph (e) of this Paragraph below) on the record date mentioned below, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Current Market Price per share of the Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchases (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and, to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants, the Exercise Price for Warrant Shares as to which no exercise has been made shall be readjusted to the Exercise Price that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

           (c) If, after the date hereof, there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Subparagraphs (a) and (b) above), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company (referred to in this Subparagraph (c) as a "Reclassification"), then, as a condition of such Reclassification, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reclassification by a holder of the number of shares of Common Stock that might have been purchased by the Holder immediately prior to such Reclassification, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Exercise Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.

           (d) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to Subparagraphs (a), (b) and (c) above, the number of Warrant Shares that have vested as of such time and the maximum number of Warrant Shares that may then be issuable pursuant to this Warrant shall each simultaneously be adjusted by multiplying (x) each such number by (y) a fraction, the numerator of which is the Exercise Price in effect just prior to such adjustment and the denominator of which is the Exercise Price, as adjusted.

           (e) For the purpose of any computation in this Warrant, the Current Market Price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 10 consecutive business days before such date. The closing price for each day shall be the last sale price regular way or, in case no such reported sale takes place on such day, the average of the last reported bid and lowest reported asked prices as reported by NASDAQ, or other similar organizations if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined in good faith by the Board of Directors.

           (f) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least ten cents ($0.10) in such price; provided, however, that any adjustments that by reason of this Subparagraph (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Paragraph 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Paragraph 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such additional reductions in the Exercise Price, in addition to those required by this Paragraph 6, as it, in its sole discretion, shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of Common Stock, issuance of warrants to purchase Common Stock or distribution of evidences of indebtedness or other assets (excluding cash dividends) referred to hereinabove in this Paragraph 6 hereafter made by the Company to the Holders of its Common Stock shall not result in any tax to the Holders of its Common Stock or securities convertible into Common Stock.

           (g) Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly cause a notice, setting forth the adjusted Exercise Price and adjusted number of Warrant Shares as to which a Notice of Warrant Exercise may be given under this Warrant, to be mailed to the Holders, at their last addresses appearing in the books of the Company, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Paragraph 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

           (h) In the event that at any time, as a result of an adjustment made pursuant to Subparagraph 6(a) above, the Holder of this Warrant thereafter shall become entitled to receive any Exercise Shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subparagraphs (a) to (f), inclusive, of Paragraph 6 above.

           (i) Irrespective of any adjustments in the Exercise Price, the number of Warrant Shares or kind of Exercise Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued in exchange or substitution for this Warrant or any part thereof may continue to express the same price and number and kind of shares as are stated in this Warrant.

           (j) Whenever the Exercise Price shall be adjusted as required by the provisions hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and, in the case of an Exercise Price adjustment, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, mail a copy by certified mail or such certificate to the Holder.


7.         Restrictions     on     Transferability;     Restrictive     Legends;
           ---------------------------------------------------------------------
Indemnification.
---------------

           (a) Neither this Warrant nor the right to exercise this Warrant or to receive Exercise Shares upon any such exercise may be sold, assigned or transferred by the Holder, except that this Warrant and such rights may be transferred, upon compliance with the other Subparagraphs of this Paragraph 7, by AOL, as the Holder, to (i) any successor to AOL by reason of a merger, consolidation or statutory exchange of AOL or any successor to all or substantially all of AOL's assets if such successor assumes in writing this Warrant and all of AOL's liabilities and obligations under the Marketing Agreement; or (ii) any subsidiary or affiliate of AOL; provided that AOL owns voting stock of such subsidiary or affiliate entitling AOL to at least 80% of the voting power thereof in the election of directors. Any sale, assignment or transfer of this

Warrant in violation of this Paragraph 7 is null and void as of the time of such transfer.

           (b) No Exercise Share may be offered for sale or sold, or otherwise transferred or sold in any transaction that would constitute a sale thereof within the meaning of the Securities Act, unless (i) such security has been registered for sale under the Securities Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) an exemption from the registration requirements of the Securities Act and the registration or qualifications requirements of all such state securities laws are available and the Company shall have received an opinion of counsel (which may be an opinion that covers multiple or all subsequent sales) satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act, such counsel and such opinion to be reasonably satisfactory to the Company.

           (c) Except as otherwise permitted by this Paragraph 7, this Warrant and any Warrant issued upon direct or indirect transfer of or in substitution for this Warrant or any part thereof shall be stamped or otherwise imprinted with a legend substantially in the form of the legend with respect to transfer limitation and securities acts at the head of this Warrant.

           (d) Except as otherwise permitted by this Paragraph 7, each certificate for an Exercise Share issued upon exercise of this Warrant or any Warrant issued upon direct or indirect transfer of or in substitution for this Warrant or any part thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:

                The  shares  represented  by this  certificate  are  subject  to restrictions imposed by the federal Securities Act of 1933, as amended, and applicable state securities laws. The shares may not be sold or transferred in the absence of registration or an exemption therefrom under such Securities Act of 1933 and such applicable state securities laws. All shares represented by this Certificate are subject to the terms and conditions of a Warrantholder and Stockholders Agreement, dated as of February 22, 1997, and a Voting Trust Agreement, dated as the same date both of which may be examined at the offices of Tel-Save Holdings, Inc., New Hope, Pennsylvania.

           (e) The Company shall, at the request of any registered holder of an Exercise Share, exchange the certificate representing such security for a certificate representing the same security not bearing the restrictive legend required by Subparagraph 7(d) if the Exercise Shares may be sold or transferred pursuant to the provisions of Rule 144(k) and, in the reasonable opinion of counsel to the Company, such restrictive legend is no longer necessary.

           (f) The Holder agrees to indemnify and hold harmless the Company against any loss, damage, claim or liability arising solely from the disposition of this Warrant or any Exercise Share held by such Holder or any interest therein in violation of the provisions of this Subparagraph 7(b).

           (g) The Holder of this Warrant is entitled to the benefit of such registration rights in respect of the Shares of Common Stock issuable to such Holder upon exercise of the Warrants as are set forth in the Warrantholder and Stockholders Agreement, dated as of February 22, 1997, among the Company, Tel-Save, Inc., a Pennsylvania corporation and wholly owned subsidiary of the Company and the Holder.


8.         Company Representations and Warranties. Company hereby represents and
           --------------------------------------
warrants to AOL as follows:

           (a) Due  Organization;  Good Standing.  Company is a corporation duly
               ---------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware; and has the corporate power and authority to own its properties and assets and to carry on its business as now conducted.

           (b) Authorization. The execution, delivery and performance by Company
               -------------
of this Warrant are within its corporate powers and have been duly authorized by all necessary corporate action.

           (c) No Conflict.  The execution,  delivery and performance by Company
               -----------
of this Warrant do not contravene any provision of its charter or by-laws, and do not conflict with, result in a breach of, or constitute a default under, any agreement, instrument, covenant or other restriction to which the Company is a party or by which it or any of its assets is bound.

           (d)  Enforceability.  This  Warrant is the legal,  valid and  binding
                --------------
obligation of Company, enforceable against Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or other laws affecting creditors' rights generally or by the availability of equitable remedies.

           (e)  Capitalization.  As of February 13, 1997, the authorized  equity
                --------------
capitalization of Company consists of 100,000,000 shares of Common Stock, par value $.01 per share, of which 62,887,998 shares were issued and outstanding, 10,503,800 shares were reserved for issuance upon the exercise of outstanding options or warrants and no shares were held in treasury and 5,000,000 shares of undesignated Preferred Stock, par value $.01 per share, of which no shares were issued and outstanding. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant. Upon issuance of the shares of Common Stock upon exercise of this Warrant, such shares will have been duly authorized and validly issued and will be fully paid and nonassessable shares of Common Stock of the Company, and not subject to preemptive rights or rights to first refusal.

           (f) Commission  Filings.  Company has made available to AOL copies of
               -------------------
Company's (i) Annual Report on Form 10-K for the fiscal year ended December 31, 1995, (ii) the Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1996, and (iii) filings by Company under the Securities Act and other filings by Company under the Exchange Act, in each case since January 1, 1996 and as filed with the SEC. Company has filed all reports, registration statements and other documents (the "SEC Reports") required to be filed under the Exchange Act and the rules and regulations thereunder, the SEC Reports complied, in all material respects, with the requirements of the Exchange Act, such compliance to be determined, to the extent applicable, in accordance with the standards applied to the reports in the following two sentences. As of their respective dates, the SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

9. Notices. All notices or other communications under this Warrant shall be in writing and shall be deemed to have been given if delivered by hand or mailed by certified mail, postage prepaid, return receipt requested, or delivered by facsimile transmission (which shall be followed by delivery of an original copy), addressed as follows:

                    If to the Company:

                    Tel-Save Holdings, Inc.
                    6805 Route 202
                    New Hope, PA  18938
                    Facsimile No. 215-862-1083

                    with a copy to:

                    Aloysius T. Lawn, IV, Esquire
                    General Counsel and Secretary
                    Tel-Save Holdings, Inc.
                    6805 Route 202
                    New Hope, PA  18938
                    Facsimile No. 215-862-1085

                    and to the Holder:

                    American Online, Inc.
                    22000 AOL Way
                    Dulles, VA  20166
                    Attn: General Counsel
                    with a copy to: Head of Business Affairs
                    Facsimile No. 703-265-2208_________________________

           Either of the Company or the Holder may from time to time change the address or facsimile number to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Paragraph 9.

10.        Supplements and Amendments. Except as otherwise provided herein, this
           --------------------------
Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.


11.        Severability.  If for any reason any provision,  paragraph or term of
           ------------
this Warrant is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.


12.        Governing  Law.  This Warrant  shall be deemed to be a contract  made
           --------------
under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of said State.


13.        Entire  Agreement.  This  Warrant  consists  of  all  the  terms  and
           -----------------
conditions contained herein and all documents incorporated herein specifically by reference and constitutes the complete and exclusive statement of the understandings between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to the rights and obligations provided hereunder.


14.        Headings;  Construction.  Paragraph  and  Subparagraph  headings used
           -----------------------
herein are included herein for conveniences of reference only and shall not affect the construction of this Warrant nor constitute a part of this Warrant for any other purpose. The words "herein," "hereof," "hereby," "hereto," "hereunder" and words of similar import refer to this Warrant as a whole and not to any particular article, section, paragraph, subparagraph or other subdivision of this Warrant. Defined terms shall include the plural and the singular as the context shall require.


15.        Consent and  Acknowledgment  of Holder.  The terms and  conditions of
           --------------------------------------
this Warrant are agreed and consented to by the Holder, as evidenced by Holder's signature on the line provided below. This Warrant shall bind and be enforceable by and against the Holder and such Holder's successors, heirs, estates, representatives and assigns and the Company and its successors and assigns.

           IN WITNESS WHEREOF, the Company and the Holder have caused these presents to be duly executed as of the day and year written above.



                                                     TEL-SAVE HOLDINGS, INC.

                                                     By:________________________
                                                           Name: Daniel Borislow
                                                           Title: Chairman & CEO


Accepted by:

AMERICA ONLINE, INC.

By: /s/ David M. Colburn
   -----------------------------
   Name: David M. Colburn
   Title: Senior Vice-President

                                   APPENDIX A


                           NOTICE OF WARRANT EXERCISE


           Pursuant to the attached Warrant ("Warrant"), by and between the undersigned and Tel-Save Holdings, Inc., a Delaware corporation (the "Company"), dated as of February 22, 1997, the undersigned hereby irrevocably elects to exercise the Warrant with respect to ________________ Warrant Shares (as such term is defined in the Warrant) as provided for therein.

           The undersigned requests that a certificate for the Exercise Shares be issued in the name of:

____________________________________

____________________________________

             -------------------------------------------------------
             (Please print name, address and social security number)


Dated:       ____________________________________

Address:     ____________________________________

             ____________________________________

             ____________________________________

Signature:   ____________________________________